EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                         Quarters Ended                          Six Months Ended
                                                            June 30,                                 June 30,
                                                    -----------------------   Percentage    --------------------------   Percentage
                                                       2004         2003       Inc/(Dec)       2004            2003       Inc/(Dec)
                                                    ----------   ----------   ----------    ----------      ----------   ----------
Revenues
  Discount revenue                                  $   2,529    $   2,152         17.5 %   $   4,897       $   4,128         18.6 %
  Management and distribution fees                        750          569         31.8         1,529           1,089         40.4
  Net investment income                                   785          780          0.6         1,526           1,547         (1.4)
  Cardmember lending net finance charge revenue           561          483         15.9         1,102           1,035          6.5
  Net card fees                                           472          455          3.9           944             906          4.3
  Travel commissions and fees                             468          373         25.7           885             713         24.2
  Other commissions and fees                              565          466         21.1         1,094             943         15.9
  Insurance and annuity revenues                          378          341         11.2           742             655         13.3
  Securitization income, net                              282          300         (5.8)          512             511          0.1
  Other                                                   468          437          6.8           937             852         10.0
                                                    ----------   ----------                 ----------      ----------
    Total revenues                                      7,258        6,356         14.2        14,168          12,379         14.5
Expenses
  Human resources                                       1,839        1,576         16.6         3,618           3,066         18.0
  Marketing, promotion, rewards
    and cardmember services                             1,250          944         32.5         2,297           1,719         33.6
  Provision for losses and benefits                     1,080        1,075          0.5         2,102           2,185         (3.8)
  Interest                                                210          231         (9.2)          413             461        (10.5)
  Other operating expenses                              1,613        1,433         12.6         3,224           2,855         13.0
                                                    ----------   ----------                 ----------      ----------
    Total expenses                                      5,992        5,259         14.0        11,654          10,286         13.3
                                                    ----------   ----------                 ----------      ----------
Pretax income before accounting change                  1,266        1,097         15.4         2,514           2,093         20.1
Income tax provision                                      390          335         16.1           773             639         21.0
                                                    ----------   ----------                 ----------      ----------
Income before accounting change                           876          762         15.1         1,741           1,454         19.7
Cumulative effect of accounting change,
  net of tax                                                -            -            -           (71)(A)           -            -
                                                    ----------   ----------                 ----------      ----------
Net income                                          $     876    $     762         15.1     $   1,670       $   1,454         14.9
                                                    ==========   ==========                 ==========      ==========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


(Billions)

                                                       June 30,     December 31,
                                                         2004           2003
                                                     ------------   ------------
Assets
  Cash and cash equivalents                          $         6    $         6
  Accounts receivable                                         32             31
  Investments                                                 58             57
  Loans                                                       34             32
  Separate account assets                                     33             31
  Other assets                                                16             18
                                                     ------------   ------------
    Total assets                                     $       179    $       175
                                                     ============   ============

Liabilities and Shareholders' Equity
  Separate account liabilities                       $        33    $        31
  Short-term debt                                             17             19
  Long-term debt                                              23             21
  Other liabilities                                           91             89
                                                     ------------   ------------
    Total liabilities                                        164            160
                                                     ------------   ------------

  Shareholders' Equity                                        15             15
                                                     ------------   ------------
    Total liabilities and shareholders' equity       $       179    $       175
                                                     ============   ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                      Quarters Ended                           Six Months Ended
                                                         June 30,                                  June 30,
                                                  -----------------------   Percentage    --------------------------   Percentage
                                                     2004         2003       Inc/(Dec)       2004            2003       Inc/(Dec)
                                                  ----------   ----------   ----------    ----------      ----------   ----------
REVENUES (A)
  Travel Related Services                         $   5,378    $   4,734         13.6 %   $  10,428       $   9,220         13.1 %
  American Express Financial Advisors                 1,763        1,496         17.9         3,491           2,907         20.1
  American Express Bank                                 203          200          1.8           413             397          4.2
                                                  ----------   ----------                 ----------      ----------
                                                      7,344        6,430         14.2        14,332          12,524         14.4
  Corporate and other,
    including adjustments and eliminations              (86)         (74)       (16.7)         (164)           (145)       (13.0)
                                                  ----------   ----------                 ----------      ----------

CONSOLIDATED REVENUES                             $   7,258    $   6,356         14.2     $  14,168       $  12,379         14.5
                                                  ==========   ==========                 ==========      ==========

PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                         $   1,079    $     937         15.2     $   2,052       $   1,795         14.3
  American Express Financial Advisors                   264          209         26.5           581             387         50.2
  American Express Bank                                  42           39          9.4            90              68         32.3
                                                  ----------   ----------                 ----------      ----------
                                                      1,385        1,185         17.0         2,723           2,250         18.7
  Corporate and other                                  (119)         (88)       (37.2)         (209)           (157)       (33.2)
                                                  ----------   ----------                 ----------      ----------

PRETAX INCOME BEFORE ACCOUNTING CHANGE            $   1,266    $   1,097         15.4     $   2,514       $   2,093         20.1
                                                  ==========   ==========                 ==========      ==========
NET INCOME (LOSS)
  Travel Related Services                         $     732    $     634         15.6     $   1,397       $   1,218         14.7
  American Express Financial Advisors                   174          157         11.1           331 (B)         290         14.3
  American Express Bank                                  28           27          3.6            58              46         25.2
                                                  ----------   ----------                 ----------      ----------
                                                        934          818         14.3         1,786           1,554         14.9
  Corporate and other                                   (58)         (56)        (4.3)         (116)           (100)       (16.1)
                                                  ----------   ----------                 ----------      ----------

NET INCOME                                        $     876    $     762         15.1     $   1,670 (B)   $   1,454         14.9
                                                  ==========   ==========                 ==========      ==========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

        GAAP revenues                             $   7,258    $   6,356         14.2 %   $  14,168       $  12,379         14.5 %
          Effect of TRS securitizations                 196          216                        475             480
          Effect of AEFA provisions                    (532)        (526)                    (1,033)         (1,032)
                                                  ----------   ----------                 ----------      ----------
        Managed net revenues                      $   6,922    $   6,046         14.5     $  13,610       $  11,827         15.1
                                                  ==========   ==========                 ==========      ==========

(B) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                       Quarters Ended                           Six Months Ended
                                                          June 30,                                  June 30,
                                                  -----------------------   Percentage     --------------------------   Percentage
                                                     2004         2003       Inc/(Dec)        2004            2003       Inc/(Dec)
                                                  ----------   ----------   ----------     ----------      ----------   ----------
EARNINGS PER SHARE

BASIC
  Income before accounting change                 $    0.69    $    0.59           17  %   $    1.37       $    1.13           21  %

  Net income                                      $    0.69    $    0.59           17  %   $    1.31 (A)   $    1.13           16  %
                                                  ==========   ==========                  ==========      ==========

Average common shares outstanding (millions)          1,263        1,283           (2) %       1,270           1,290           (2) %
                                                  ==========   ==========                  ==========      ==========

DILUTED
  Income before accounting change                 $    0.68    $    0.59           15  %   $    1.34       $    1.12           20  %

  Net income                                      $    0.68    $    0.59           15  %   $    1.29 (A)   $    1.12           15  %
                                                  ==========   ==========                  ==========      ==========

Average common shares outstanding (millions)          1,288        1,295           (1)         1,296           1,300            -
                                                  ==========   ==========                  ==========      ==========

Cash dividends declared per common share          $    0.10    $    0.10            -      $    0.20       $    0.18           11  %
                                                  ==========   ==========                  ==========      ==========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                       Quarters Ended                           Six Months Ended
                                                           June 30,                                 June 30,
                                                  -----------------------   Percentage     --------------------------   Percentage
                                                     2004         2003       Inc/(Dec)        2004            2003       Inc/(Dec)
                                                  ----------   ----------   ----------     ----------      ----------   ----------
Return on average total shareholders' equity (B)       21.2%        20.1%                       21.2%           20.1%
Common shares outstanding (millions)                  1,267        1,286           (1) %       1,267           1,286           (1) %
Book value per common share                       $   11.96    $   11.27            6  %   $   11.96       $   11.27            6  %
Shareholders' equity (billions)                   $    15.2    $    14.5            5  %   $    15.2       $    14.5            5  %

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                     Quarters Ended
                                                     -------------------------------------------------------------------------------
                                                       June 30,       March 31,       December 31,      September 30,     June 30,
                                                         2004           2004              2003              2003            2003
                                                     ------------   ------------      ------------      -------------   ------------
Revenues
  Discount revenue                                   $     2,529    $     2,368       $     2,432       $      2,221    $     2,152
  Management and distribution fees                           750            779               758                603            569
  Net investment income                                      785            741               786                730            780
  Cardmember lending net finance charge revenue              561            541               531                476            483
  Net card fees                                              472            472               467                462            455
  Travel commissions and fees                                468            417               445                349            373
  Other commissions and fees                                 565            529               531                486            466
  Insurance and annuity revenues                             378            364               366                345            341
  Securitization income, net                                 282            230               293                301            300
  Other                                                      468            469               459                446            437
                                                     ------------   ------------      ------------      -------------   ------------
    Total revenues                                         7,258          6,910             7,068              6,419          6,356
Expenses
  Human resources                                          1,839          1,779             1,708              1,559          1,576
  Marketing, promotion, rewards
    and cardmember services                                1,250          1,047             1,166              1,016            944
  Provision for losses and benefits                        1,080          1,022             1,164              1,080          1,075
  Interest                                                   210            203               205                239            231
  Other operating expenses                                 1,613          1,611             1,735              1,463          1,433
  Restructuring charges                                        -              -                 -                 (2)             -
                                                     ------------   ------------      ------------      -------------   ------------
    Total expenses                                         5,992          5,662             5,978              5,355          5,259
                                                     ------------   ------------      ------------      -------------   ------------
Pretax income before accounting change                     1,266          1,248             1,090              1,064          1,097
Income tax provision                                         390            383               314                294            335
                                                     ------------   ------------      ------------      -------------   ------------
Income before accounting change                              876            865               776                770            762
Cumulative effect of accounting change, net of tax             -            (71)(A)           (13)(B)              -              -
                                                     ------------   ------------      ------------      -------------   ------------
Net income                                           $       876    $       794       $       763       $        770    $       762
                                                     ============   ============      ============      =============   ============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                                                     Quarters Ended
                                                     -------------------------------------------------------------------------------
                                                       June 30,       March 31,       December 31,      September 30,     June 30,
                                                         2004           2004              2003              2003            2003
                                                     ------------   ------------      ------------      -------------   ------------
REVENUES (A)
  Travel Related Services                            $     5,378    $     5,050       $     5,211       $      4,758    $     4,734
  American Express Financial Advisors                      1,763          1,728             1,740              1,525          1,496
  American Express Bank                                      203            210               205                199            200
                                                     ------------   ------------      ------------      -------------   ------------
                                                           7,344          6,988             7,156              6,482          6,430
  Corporate and other,
    including adjustments and eliminations                   (86)           (78)              (88)               (63)           (74)
                                                     ------------   ------------      ------------      -------------   ------------

CONSOLIDATED REVENUES                                $     7,258    $     6,910       $     7,068       $      6,419    $     6,356
                                                     ============   ============      ============      =============   ============
PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                            $     1,079    $       973       $       884       $        892    $       937
  American Express Financial Advisors                        264            317               248                224            209
  American Express Bank                                       42             48                42                 41             39
                                                     ------------   ------------      ------------      -------------   ------------
                                                           1,385          1,338             1,174              1,157          1,185
  Corporate and other                                       (119)           (90)              (84)               (93)           (88)
                                                     ------------   ------------      ------------      -------------   ------------

PRETAX INCOME BEFORE ACCOUNTING CHANGE               $     1,266    $     1,248       $     1,090       $      1,064    $     1,097
                                                     ============   ============      ============      =============   ============

NET INCOME (LOSS)
  Travel Related Services                            $       732    $       665       $       606       $        606    $       634
  American Express Financial Advisors                        174            157 (B)           182 (C)            197            157
  American Express Bank                                       28             30                29                 27             27
                                                     ------------   ------------      ------------      -------------   ------------
                                                             934            852               817                830            818
  Corporate and other                                        (58)           (58)              (54)               (60)           (56)
                                                     ------------   ------------      ------------      -------------   ------------

NET INCOME                                           $       876    $       794 (B)   $       763 (C)   $        770    $       762
                                                     ============   ============      ============      =============   ============

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

       GAAP revenues                                 $     7,258    $     6,910       $     7,068       $      6,419    $     6,356
         Effect of TRS securitizations                       196            279               208                255            216
         Effect of AEFA provisions                          (532)          (501)             (555)              (535)          (526)
                                                     ------------   ------------      ------------      -------------   ------------
         Managed net revenues                        $     6,922    $     6,688       $     6,721       $      6,139    $     6,046
                                                     ============   ============      ============      =============   ============

(B) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(C) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                                                   Quarters Ended
                                                   --------------------------------------------------------------------------------
                                                    June 30,        March 31,       December 31,      September 30,      June 30,
                                                      2004            2004              2003              2003             2003
                                                   -----------    ------------      ------------      -------------    ------------
EARNINGS PER SHARE

BASIC
  Income before accounting change                  $     0.69     $      0.68       $      0.61       $       0.60     $      0.59

  Net income                                       $     0.69     $      0.62 (A)   $      0.60 (B)   $       0.60     $      0.59
                                                   ===========    ============      ============      =============    ============

Average common shares outstanding (millions)            1,263           1,277             1,277              1,278           1,283
                                                   ===========    ============      ============      =============    ============

DILUTED
  Income before accounting change                  $     0.68     $      0.66       $      0.60       $       0.59     $      0.59

  Net income                                       $     0.68     $      0.61 (A)   $      0.59 (B)   $       0.59     $      0.59
                                                   ===========    ============      ============      =============    ============

Average common shares outstanding (millions)            1,288           1,305             1,299              1,297           1,295
                                                   ===========    ============      ============      =============    ============

Cash dividends declared per common share           $     0.10     $      0.10       $      0.10       $       0.10     $      0.10
                                                   ===========    ============      ============      =============    ============

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                                                    Quarters Ended
                                                   --------------------------------------------------------------------------------
                                                    June 30,        March 31,       December 31,      September 30,      June 30,
                                                      2004            2004              2003              2003             2003
                                                   -----------    ------------      ------------      -------------    ------------
Return on average total shareholders' equity (C)         21.2%           20.7%             20.6%              20.4%           20.1%
Common shares outstanding (millions)                    1,267           1,281             1,284              1,285           1,286
Book value per common share                        $    11.96     $     12.30       $     11.93       $      11.54     $     11.27
Shareholders' equity (billions)                    $     15.2     $      15.7       $      15.3       $       14.8     $      14.5

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

(C) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                            Quarters Ended
                                                               June 30,
                                                     ---------------------------    Percentage
                                                         2004           2003         Inc/(Dec)
                                                     ------------   ------------   ------------
Net revenues:
  Discount revenue                                   $     2,529    $     2,152           17.5 %
  Lending:
    Finance charge revenue                                   697            598           16.3
    Interest expense                                         136            115           18.1
                                                     ------------   ------------
      Net finance charge revenue                             561            483           15.9
  Net card fees                                              472            455            3.9
  Travel commissions and fees                                468            373           25.7
  Other commissions and fees                                 551            457           20.6
  Travelers Cheque investment income                          95             92            2.5
  Securitization income, net                                 282            300           (5.8)
  Other revenues                                             420            422           (0.8)
                                                     ------------   ------------
        Total net revenues                                 5,378          4,734           13.6
                                                     ------------   ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                1,225            918           33.3
  Provision for losses and claims:
    Charge card                                              189            205           (7.1)
    Lending                                                  314            278           13.0
    Other                                                     33             37          (13.0)
                                                     ------------   ------------
      Total                                                  536            520            3.3
  Charge card interest expense                               175            204          (14.2)
  Human resources                                          1,081            965           12.0
  Other operating expenses                                 1,282          1,190            7.7
                                                     ------------   ------------
        Total expenses                                     4,299          3,797           13.2
                                                     ------------   ------------
Pretax income                                              1,079            937           15.2
Income tax provision                                         347            303           14.4
                                                     ------------   ------------
Net income                                           $       732    $       634           15.6
                                                     ============   ============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)


Quarters Ended June 30,
(Millions)
                                        GAAP Basis                       Securitization Effect       Managed Basis
                                   ---------------------   Percentage    ---------------------   ---------------------   Percentage
                                     2004        2003       Inc/(Dec)      2004        2003        2004        2003       Inc/(Dec)
                                   ---------   ---------   ----------    ---------   ---------   ---------   ---------   ----------
Net revenues:
  Discount revenue                 $  2,529    $  2,152         17.5 %
  Lending:
    Finance charge revenue              697         598         16.3     $    489    $    566    $  1,186    $  1,164          1.8 %
    Interest expense                    136         115         18.1           61          95         197         210         (6.3)
                                   ---------   ---------                 ---------   ---------   ---------   ---------
      Net finance charge revenue        561         483         15.9          428         471         989         954          3.6
  Net card fees                         472         455          3.9
  Travel commissions and fees           468         373         25.7
  Other commissions and fees            551         457         20.6           50          45         601         502         19.8
  Travelers Cheque investment
    income                               95          92          2.5
  Securitization income, net            282         300         (5.8)        (282)       (300)          -           -            -
  Other revenues                        420         422         (0.8)
                                   ---------   ---------                 ---------   ---------   ---------   ---------
        Total net revenues            5,378       4,734         13.6          196         216       5,574       4,950         12.6
                                   ---------   ---------                 ---------   ---------   ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services           1,225         918         33.3           (6)        (48)      1,219         870         40.2
  Provision for losses and
    claims:
    Charge card                         189         205         (7.1)
    Lending                             314         278         13.0          205         297         519         575         (9.8)
    Other                                33          37        (13.0)
                                   ---------   ---------                 ---------   ---------   ---------   ---------
      Total                             536         520          3.3          205         297         741         817         (9.3)
  Charge card interest expense          175         204        (14.2)
  Human resources                     1,081         965         12.0
  Other operating expenses            1,282       1,190          7.7           (3)        (33)      1,279       1,157         10.4
                                   ---------   ---------                 ---------   ---------   ---------   ---------
        Total expenses                4,299       3,797         13.2     $    196    $    216    $  4,495    $  4,013         12.0
                                   ---------   ---------                 ---------   ---------   ---------   ---------
Pretax income                         1,079         937         15.2
Income tax provision                    347         303         14.4
                                   ---------   ---------
Net income                         $    732    $    634         15.6
                                   =========   =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes net gains and charges from securitization activity, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended June 30, 2004 and June 30, 2003 assume that net activity of $9 million and $81 million, respectively, from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and $48 million, respectively, and other operating expenses of $3 million and $33 million, respectively. Accordingly, the incremental expenses, as well as the net activity, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)


Quarters Ended
(Millions)
                                          GAAP Basis                    Securitization Effect                 Managed Basis
                                 ------------------------------   --------------------------------    ------------------------------
                                  March    December   September    March     December    September     March    December   September
                                   31,       31,         30,        31,        31,          30,         31,        31,        30,
                                  2004      2003        2003       2004       2003         2003        2004       2003       2003
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
Net revenues:
  Discount revenue               $ 2,368   $  2,432   $   2,221
  Lending:
    Finance charge revenue           668        654         592   $   539    $    532    $     585    $ 1,207   $  1,186   $   1,177
    Interest expense                 127        123         116        83          84           74        210        207         190
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
      Net finance charge
        revenue                      541        531         476       456         448          511        997        979         987
  Net card fees                      472        467         462
  Travel commissions and fees        417        445         349
  Other commissions and fees         510        515         465        53          53           45        563        568         510
  Travelers Cheque investment
    income                            93         93          90
  Securitization income, net         230        293         301      (230)       (293)        (301)         -          -           -
  Other revenues                     419        435         394
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
        Total net revenues         5,050      5,211       4,758       279         208          255      5,329      5,419       5,013
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
Expenses:
  Marketing, promotion,
    rewards and cardmember
    services                       1,023      1,141         994        (4)          -            -      1,019      1,141         994
  Provision for losses and
    claims:
    Charge card                      198        227         213
    Lending                          287        330         279       287         208          255        574        538         534
    Other                             29         28          31
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
      Total                          514        585         523       287         208          255        801        793         778
  Charge card interest expense       168        187         186
  Human resources                  1,065      1,003         938
  Other operating expenses         1,307      1,411       1,225        (4)          -            -      1,303      1,411       1,225
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
        Total expenses             4,077      4,327       3,866   $   279    $    208    $     255    $ 4,356   $  4,535   $   4,121
                                 -------   --------   ---------   -------    --------    ---------    -------   --------   ---------
Pretax income                        973        884         892
Income tax provision                 308        278         286
                                 -------   --------   ---------
Net income                       $   665   $    606   $     606
                                 =======   ========   =========

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes net gains and charges from securitization activity, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarter ended March 31, 2004 assumes that net activity of $8 million from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and other operating expenses of $4 million. Accordingly, the incremental expenses, as well as the net activity, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                         Quarters Ended
                                                            June 30,
                                                    -------------------------     Percentage
                                                       2004          2003          Inc/(Dec)
                                                    ----------    -----------     -----------
Total cards-in-force (millions) (A):
  United States                                          37.5           35.4             5.8%
  Outside the United States                              25.0           22.9             9.5
                                                    ----------    -----------
    Total                                                62.5           58.3             7.3
                                                    ==========    ===========
Basic cards-in-force (millions):
  United States                                          28.5           27.3             4.3%
  Outside the United States                              20.8           18.9            10.3
                                                    ----------    -----------
    Total                                                49.3           46.2             6.8
                                                    ==========    ===========
Card billed business:
  United States                                     $    75.7     $     64.6            17.3%
  Outside the United States                              26.7           21.5            23.9
                                                    ----------    -----------
    Total                                           $   102.4     $     86.1            19.0
                                                    ==========    ===========

Average discount rate (A)                                2.56%          2.59%
Average basic cardmember spending (dollars) (A)     $   2,339     $    2,054            13.9%
Average fee per card  - managed (dollars) (A)       $      34     $       34
Non-Amex brand (B):
  Cards-in-force (millions)                               0.7            0.7             6.4%
  Billed business                                   $     1.0     $      1.0             8.7%
Travel sales                                        $     5.2     $      3.9            34.0%
  Travel commissions and fees/sales (C)                   9.0%           9.6%
Travelers Cheque and prepaid products:
  Sales                                             $     4.8     $      4.4             7.9%
  Average outstanding                               $     6.9     $      6.4             6.5%
  Average investments                               $     7.3     $      6.9             6.2%
  Investment yield                                        5.5%           5.5%
  Tax equivalent yield                                    8.5%           8.4%
Total debt                                          $    38.8     $     34.2            13.4%
Shareholder's equity                                $     8.6     $      7.8            11.1%
Return on average total shareholder's equity (D)         32.1%          31.5%
Return on average total assets (E)                        3.4%           3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                         Quarters Ended
                                                            June 30,
                                                  -----------------------------     Percentage
                                                      2004             2003          Inc/(Dec)
                                                  ------------     ------------     -----------
Worldwide charge card receivables:
  Total receivables                               $      28.4      $      26.0             9.2 %
  90 days past due as a % of total                        1.9%             2.1%
  Loss reserves (millions)                        $       864      $       943            (8.3)%
    % of receivables                                      3.0%             3.6%
    % of 90 days past due                                 163%             171%
  Net loss ratio as a % of charge volume                 0.25%            0.29%

Worldwide lending - owned basis:
  Total loans                                     $      26.4      $      22.6            17.1 %
  Past due loans as a % of total:
    30-89 days                                            1.5%             1.6%
    90+ days                                              1.0%             1.2%
  Loss reserves (millions):
    Beginning balance                             $       994      $     1,025            (3.0)%
      Provision                                           282              256            10.2
      Net charge-offs                                    (267)            (282)           (5.2)
      Other                                                21               18            19.5
                                                  ------------     ------------
    Ending balance                                $     1,030      $     1,017             1.3
                                                  ============     ============
    % of loans                                            3.9%             4.5%
    % of past due                                         154%             161%
  Average loans                                   $      25.9      $      22.0            18.2 %
  Net write-off rate                                      4.1%             5.1%
  Net interest yield                                      9.4%             9.7%

Worldwide lending - managed basis:
  Total loans                                     $      45.1      $      42.1             7.2 %
  Past due loans as a % of total:
    30-89 days                                            1.5%             1.7%
    90+ days                                              1.0%             1.1%
  Loss reserves (millions):
    Beginning balance                             $     1,570      $     1,582            (0.7)%
      Provision                                           486              552           (12.0)
      Net charge-offs                                    (504)            (558)           (9.6)
      Other                                               (17)              18               -
                                                  ------------     ------------
    Ending balance                                $     1,535      $     1,594            (3.7)
                                                  ============     ============
    % of loans                                            3.4%             3.8%
    % of past due                                         136%             137%
  Average loans                                   $      44.9      $      41.2             9.3 %
  Net write-off rate                                      4.5%             5.4%
  Net interest yield                                      8.6%             9.0%

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                            Quarters Ended
                                         --------------------------------------------------------------------------------------
                                            June 30,         March 31,        December 31,     September 30,        June 30,
                                              2004             2004              2003              2003               2003
                                         --------------    --------------    --------------    --------------    --------------
Net revenues:
  Discount revenue                       $       2,529     $       2,368     $       2,432     $       2,221     $       2,152
  Lending:
    Finance charge revenue                         697               668               654               592               598
    Interest expense                               136               127               123               116               115
                                         --------------    --------------    --------------    --------------    --------------
      Net finance charge revenue                   561               541               531               476               483
  Net card fees                                    472               472               467               462               455
  Travel commissions and fees                      468               417               445               349               373
  Other commissions and fees                       551               510               515               465               457
  Travelers Cheque investment income                95                93                93                90                92
  Securitization income, net                       282               230               293               301               300
  Other revenues                                   420               419               435               394               422
                                         --------------    --------------    --------------    --------------    --------------
        Total net revenues                       5,378             5,050             5,211             4,758             4,734
                                         --------------    --------------    --------------    --------------    --------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                      1,225             1,023             1,141               994               918
  Provision for losses and claims:
    Charge card                                    189               198               227               213               205
    Lending                                        314               287               330               279               278
    Other                                           33                29                28                31                37
                                         --------------    --------------    --------------    --------------    --------------
      Total                                        536               514               585               523               520
  Charge card interest expense                     175               168               187               186               204
  Human resources                                1,081             1,065             1,003               938               965
  Other operating expenses                       1,282             1,307             1,411             1,225             1,190
                                         --------------    --------------    --------------    --------------    --------------
        Total expenses                           4,299             4,077             4,327             3,866             3,797
                                         --------------    --------------    --------------    --------------    --------------
Pretax income                                    1,079               973               884               892               937
Income tax provision                               347               308               278               286               303
                                         --------------    --------------    --------------    --------------    --------------
Net income                               $         732     $         665     $         606     $         606     $         634
                                         ==============    ==============    ==============    ==============    ==============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)


(Millions)                                                                  Quarters Ended
                                        --------------------------------------------------------------------------------------
                                           June 30,         March 31,        December 31,     September 30,        June 30,
                                            2004              2004              2003              2003               2003
                                        --------------    --------------    --------------    --------------    --------------
Lending finance charge revenue          $       1,186     $       1,207     $       1,186     $       1,177     $       1,164
Lending interest expense                          197               210               207               190               210
Other commissions and fees                        601               563               568               510               502
Marketing, promotion, rewards
  and cardmember services                       1,219             1,019             1,141               994               870
Lending provision                                 519               574               538               534               575
Other operating expenses                        1,279             1,303             1,411             1,225             1,157

Note: Certain prior period amounts have been reclassified to conform to current year presentation. See prior page for comparable GAAP measures.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                               Quarters Ended
                                            --------------------------------------------------------------------------------------
                                               June 30,         March 31,        December 31,     September 30,        June 30,
                                                2004              2004              2003              2003               2003
                                            --------------    --------------    --------------    --------------    --------------
Total cards-in-force (millions) (A):
  United States                                      37.5              37.0              36.4              35.9              35.4
  Outside the United States                          25.0              24.6              24.1              23.4              22.9
                                            --------------    --------------    --------------    --------------    --------------
    Total                                            62.5              61.6              60.5              59.3              58.3
                                            ==============    ==============    ==============    ==============    ==============
Basic cards-in-force (millions):
  United States                                      28.5              28.1              27.7              27.3              27.3
  Outside the United States                          20.8              20.4              19.9              19.3              18.9
                                            --------------    --------------    --------------    --------------    --------------
    Total                                            49.3              48.5              47.6              46.6              46.2
                                            ==============    ==============    ==============    ==============    ==============
Card billed business:
  United States                             $        75.7     $        70.1     $        72.3     $        66.3     $        64.6
  Outside the United States                          26.7              25.3              26.2              22.5              21.5
                                            --------------    --------------    --------------    --------------    --------------
    Total                                   $       102.4     $        95.4     $        98.5     $        88.8     $        86.1
                                            ==============    ==============    ==============    ==============    ==============

Average discount rate (A)                            2.56%             2.59%             2.56%             2.60%             2.59%
Average basic cardmember spending
  (dollars) (A)                             $       2,339     $       2,202     $       2,314     $       2,101     $       2,054
Average fee per card - managed
 (dollars) (A)                              $          34     $          35     $          35     $          35     $          34
Non-Amex brand (B):
  Cards-in-force (millions)                           0.7               0.7               0.7               0.7               0.7
  Billed business                           $         1.0     $         1.0     $         1.1     $         1.0     $         1.0
Travel sales                                $         5.2     $         4.8     $         4.7     $         3.7     $         3.9
  Travel commissions and fees/sales (C)               9.0%              8.7%              9.5%              9.3%              9.6%
Travelers Cheque and prepaid products:
  Sales                                     $         4.8     $         4.4     $         4.7     $         6.0     $         4.4
  Average outstanding                       $         6.9     $         6.8     $         6.6     $         7.0     $         6.4
  Average investments                       $         7.3     $         7.3     $         7.1     $         7.4     $         6.9
  Investment yield                                    5.5%              5.4%              5.5%              5.2%              5.5%
  Tax equivalent yield                                8.5%              8.3%              8.4%              8.0%              8.4%
Total debt                                  $        38.8     $        38.7     $        38.4     $        33.3     $        34.2
Shareholder's equity                        $         8.6     $         8.1     $         7.9     $         8.0     $         7.8
Return on average total shareholder's
  equity (D)                                         32.1%             31.7%             31.3%             31.2%             31.5%
Return on average total assets (E)                    3.4%              3.4%              3.4%              3.4%              3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                              Quarters Ended
                                           --------------------------------------------------------------------------------------
                                              June 30,         March 31,        December 31,     September 30,        June 30,
                                               2004              2004              2003              2003               2003
                                           --------------    --------------    --------------    --------------    --------------
Worldwide charge card receivables:
  Total receivables                        $        28.4     $        27.9     $        28.4     $        26.4     $        26.0
  90 days past due as a % of total                   1.9%              2.0%              1.9%              2.0%              2.1%
  Loss reserves (millions)                 $         864     $         896     $         916     $         921     $         943
    % of receivables                                 3.0%              3.2%              3.2%              3.5%              3.6%
    % of 90 days past due                            163%              164%              171%              174%              171%
  Net loss ratio as a % of charge volume            0.25%             0.26%             0.27%             0.28%             0.29%

Worldwide lending - owned basis:
  Total loans                              $        26.4     $        24.5     $        25.8     $        22.6     $        22.6
  Past due loans as a % of total:
    30-89 days                                       1.5%              1.7%              1.6%              1.7%              1.6%
    90+ days                                         1.0%              1.1%              1.1%              1.1%              1.2%
  Loss reserves (millions):
    Beginning balance                      $         994     $         998     $         938     $       1,017     $       1,025
      Provision                                      282               257               304               261               256
      Net charge-offs                               (267)             (264)             (275)             (282)             (282)
      Other                                           21                 3                31               (58)               18
                                           --------------    --------------    --------------    --------------    --------------
    Ending balance                         $       1,030     $         994     $         998     $         938     $       1,017
                                           ==============    ==============    ==============    ==============    ==============
    % of loans                                       3.9%              4.1%              3.9%              4.2%              4.5%
    % of past due                                    154%              145%              146%              150%              161%
  Average loans                            $        25.9     $        25.1     $        23.8     $        22.5     $        22.0
  Net write-off rate                                 4.1%              4.2%              4.6%              5.0%              5.1%
  Net interest yield                                 9.4%              9.4%              9.6%              9.2%              9.7%

Worldwide lending - managed basis:
  Total loans                              $        45.1     $        44.8     $        45.3     $        42.1     $        42.1
  Past due loans as a % of total:
    30-89 days                                       1.5%              1.7%              1.6%              1.7%              1.7%
    90+ days                                         1.0%              1.0%              1.1%              1.1%              1.1%
  Loss reserves (millions):
    Beginning balance                      $       1,570     $       1,541     $       1,519     $       1,594     $       1,582
      Provision                                      486               545               511               518               552
      Net charge-offs                               (504)             (519)             (520)             (535)             (558)
      Other                                          (17)                3                31               (58)               18
                                           --------------    --------------    --------------    --------------    --------------
    Ending balance                         $       1,535     $       1,570     $       1,541     $       1,519     $       1,594
                                           ==============    ==============    ==============    ==============    ==============
    % of loans                                       3.4%              3.5%              3.4%              3.6%              3.8%
    % of past due                                    136%              128%              127%              128%              137%
  Average loans                            $        44.9     $        44.8     $        43.3     $        42.1     $        41.2
  Net write-off rate                                 4.5%              4.6%              4.8%              5.1%              5.4%
  Net interest yield                                 8.6%              8.7%              8.7%              9.0%              9.0%

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                            Quarters Ended
                                                               June 30,
                                                        -----------------------   Percentage
                                                           2004         2003       Inc/(Dec)
                                                        ----------   ----------   ----------
Revenues:
  Management and distribution fees                      $     752    $     571         31.5 %
  Net investment income                                       603          571          5.6
  Other revenues                                              408          354         15.8
                                                        ----------   ----------
    Total revenues                                          1,763        1,496         17.9
                                                        ----------   ----------

Expenses:
  Provision for losses and benefits:
    Annuities                                                 266          280         (5.3)
    Insurance                                                 218          187         16.0
    Investment certificates                                    48           59        (17.1)
                                                        ----------   ----------
      Total                                                   532          526          1.0
  Human resources                                             646          508         27.3
  Other operating expenses                                    321          253         27.3 (A)
                                                        ----------   ----------
    Total expenses                                          1,499        1,287         16.5
                                                        ----------   ----------
Pretax income                                                 264          209         26.5
Income tax provision                                           90           52         72.5
                                                        ----------   ----------
Net income                                              $     174    $     157         11.1
                                                        ==========   ==========

(A) Certain expenses that are included in other operating expenses in the condensed AEFA segment financial statements above are disaggregated into their respective reporting lines for consolidated reporting purposes. These expenses primarily relate to marketing, promotion, rewards and cardmember services and interest expenses and result in a 32 percent change in other operating expenses reported on page 3 of the earnings release as compared to a 27 percent change reported above.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except percentages and where indicated)
                                                             Quarters Ended
                                                                June 30,
                                                        ------------------------    Percentage
                                                           2004          2003        Inc/(Dec)
                                                        ----------    ----------    ----------
Investments (billions) (A)                              $    41.8     $    42.4          (1.3)%
Client contract reserves (billions)                     $    41.9     $    40.2           4.3 %
Shareholder's equity (billions)                         $     6.3     $     6.7          (5.5)%
Return on average total shareholder's equity
  before accounting change (B)                               11.7%          9.6%
Return on average total shareholder's equity (B)             10.5%          9.6%

Life insurance inforce (billions)                       $   139.1     $   124.4          11.9 %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)                 $   125.5     $    43.8             #
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                          32.9          24.1          36.8 %
        Other owned assets (C)                               57.9          52.2          10.8
                                                        ----------    ----------
          Total owned assets                                 90.8          76.3          19.0
      Managed assets (C)                                    108.8          87.3          24.6
      Administered assets (D)                                55.3          37.4          47.7
                                                        ----------    ----------
        Total                                           $   380.4     $   244.8          55.4
                                                        ==========    ==========
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                             $    (101)    $   2,620             #
    Other owned assets                                  $  (1,476)    $     399             #
  Managed assets                                        $     232     $   9,457         (97.5)%

Cash sales:
  Mutual funds                                          $   8,480     $   7,150          18.6 %
  Annuities                                                 1,912         2,581         (26.0)
  Investment certificates                                   1,445         1,607         (10.0)
  Life and other insurance products                           221           188          17.3
  Institutional                                             2,841           722             #
  Other                                                     1,116         1,531         (27.1)
                                                        ----------    ----------
Total cash sales                                        $  16,015     $  13,779          16.2
                                                        ==========    ==========

Number of financial advisors                               11,943        11,667           2.4 %
Fees from financial plans and advice services           $    39.3     $    33.5          17.4 %
Percentage of total sales from financial plans
  and advice services                                        74.6%         74.0%

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At June 30, 2004, amounts reflect September 30, 2003 Threadneedle acquisition balances of $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals.

(D) Excludes non-branded administered assets of $5.4 billion at June 30, 2003. Assuming such assets had been included, the increase in administered assets would have been 29%.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                     Quarters Ended
                                                     -------------------------------------------------------------------------------
                                                       June 30,       March 31,       December 31,      September 30,     June 30,
                                                         2004           2004              2003              2003            2003
                                                     ------------   ------------      ------------      -------------   ------------
Revenues:
  Management and distribution fees                   $       752    $       781       $       759       $        606    $      571
  Net investment income                                      603            556               599                551           571
 Other revenues                                              408            391               382                368           354
                                                     ------------   ------------      ------------      -------------   ------------
   Total revenues                                          1,763          1,728             1,740              1,525         1,496
                                                     ------------   ------------      ------------      -------------   ------------

Expenses:
  Provision for losses and benefits:
   Annuities                                                 266            255               274                277           280
   Insurance                                                 218            201               226                212           187
   Investment certificates                                    48             45                55                 46            59
                                                     ------------   ------------      ------------      -------------   ------------
    Total                                                    532            501               555                535           526
  Human resources                                            646            603               592                511           508
  Other operating expenses                                   321            307               345                255           253
                                                     ------------   ------------      ------------      -------------   ------------
   Total expenses                                          1,499          1,411             1,492              1,301         1,287
                                                     ------------   ------------      ------------      -------------   ------------
Pretax income before accounting change                       264            317               248                224           209
Income tax provision                                          90             89                53                 27            52
                                                     ------------   ------------      ------------      -------------   ------------
Income before accounting change                              174            228               195                197           157
Cumulative effect of accounting change, net of tax             -            (71)(A)           (13)(B)              -             -
                                                     ------------   ------------      ------------      -------------   ------------
Net income                                           $       174    $       157       $       182       $        197    $      157
                                                     ============   ============      ============      =============   ============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except percentages and where indicated)
                                                                                    Quarters Ended
                                                   --------------------------------------------------------------------------------
                                                     June 30,        March 31,      December 31,      September 30,      June 30,
                                                       2004            2004             2003              2003             2003
                                                   ------------    ------------     ------------      -------------    ------------
Investments (billions) (A)                         $      41.8     $      43.4      $      42.1       $       42.3     $      42.4
Client contract reserves (billions)                $      41.9     $      41.6      $      41.2       $       40.8     $      40.2
Shareholder's equity (billions)                    $       6.3     $       7.4      $       7.1       $        7.1     $       6.7
Return on average total shareholder's equity
  before accounting change (B)                            11.7%           11.5%            10.4%              10.1%            9.6%
Return on average total shareholder's equity (B)          10.5%           10.2%            10.2%              10.1%            9.6%

Life insurance inforce (billions)                  $     139.1     $     135.0      $     131.4       $      127.5     $     124.4
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)            $     125.5     $     123.4      $     116.4 (F)   $      116.7     $      43.8
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                       32.9            32.4             30.8               27.6            24.1
        Other owned assets (C)                            57.9            58.9             53.8 (E)           53.3            52.2
                                                   ------------    ------------     ------------      -------------    ------------
          Total owned assets                              90.8            91.3             84.6               80.9            76.3
      Managed assets (C)                                 108.8           109.3            110.2               96.6            87.3
      Administered assets (D)                             55.3            54.4             54.1               45.6            37.4
                                                   ------------    ------------     ------------      -------------    ------------
        Total                                      $     380.4     $     378.4      $     365.3       $      339.8     $     244.8
                                                   ============    ============     ============      =============    ============
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                        $      (101)    $       756      $     2,752       $        613     $     2,620
    Other owned assets                             $    (1,476)    $       713      $      (275)      $       (388)    $       399
  Managed assets                                   $       232     $     5,453      $    15,767       $      2,134     $     9,457

Cash sales:
  Mutual funds                                     $     8,480     $     9,799      $     9,096       $      7,361     $     7,150
  Annuities                                              1,912           2,186            1,683              1,866           2,581
  Investment certificates                                1,445           1,324            1,520              1,542           1,607
  Life and other insurance products                        221             218              212                198             188
  Institutional                                          2,841           1,415              939                680             722
  Other                                                  1,116           1,292              978              1,595           1,531
                                                   ------------    ------------     ------------      -------------    ------------
Total cash sales                                   $    16,015     $    16,234      $    14,428       $     13,242     $    13,779
                                                   ============    ============     ============      =============    ============
Number of financial advisors                            11,943          12,070           12,121             11,742          11,667
Fees from financial plans and advice services      $      39.3     $      33.2      $      20.6       $       34.9     $      33.5
Percentage of total sales from financial plans
  and advice services                                     74.6%           75.3%            74.6%              75.0%           74.0%

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At September 30, 2003, includes $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals related to the September 30, 2003 Threadneedle acquisition.

(D) Excludes non-branded administered assets of $5.4 billion for the quarter ended June 30, 2003.

(E) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(F) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                             Quarters Ended
                                                                June 30,
                                                        -----------------------   Percentage
                                                           2004          2003      Inc/(Dec)
                                                        ----------   ----------   ----------
Net revenues:
  Interest income                                       $     131    $     148        (12.0)%
  Interest expense                                             51           57        (11.3)
                                                        ----------   ----------
    Net interest income                                        80           91        (12.4)
  Commissions and fees                                         70           57         23.7
  Foreign exchange income and other revenues                   53           52          2.5
                                                        ----------   ----------
    Total net revenues                                        203          200          1.8
                                                        ----------   ----------

Expenses:
  Human resources                                              71           64         11.3
  Other operating expenses                                     78           70         12.0
  Provision for losses                                         12           27        (57.4)
                                                        ----------   ----------
    Total expenses                                            161          161         (0.1)
                                                        ----------   ----------
Pretax income                                                  42           39          9.4
Income tax provision                                           14           12         22.4
                                                        ----------   ----------
Net income                                              $      28    $      27          3.6
                                                        ==========   ==========

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                             Quarters Ended
                                                                June 30,
                                                        -----------------------   Percentage
                                                           2004         2003       Inc/(Dec)
                                                        ----------   ----------   ----------
Total shareholder's equity (millions)                   $     953    $     955         (0.2)%
Return on average total shareholder's equity (A)             11.9%        10.5%
Return on average total assets (B)                           0.81%        0.75%
Total loans                                             $     6.5    $     5.8         10.4 %
Total non-performing loans (millions) (C)               $      50    $     102        (50.8)%
Other non-performing assets (millions)                  $       2    $      16        (89.5)%
Reserve for credit losses (millions) (D)                $     105    $     151        (30.4)%
Loan loss reserve as a % of total loans                       1.6%         2.4%
Total Personal Financial Services (PFS) loans           $     1.3    $     1.5         (9.2)%
30+ days past due PFS loans as a % of total PFS loans         5.5%         5.5%
Deposits                                                $    11.2    $    10.1         11.0 %
Assets managed (E) / administered                       $    16.9    $    14.1         19.6 %
Assets of non-consolidated joint ventures (F)           $     1.7    $     1.8         (4.0)%
Risk-based capital ratios (G):
  Tier 1                                                     12.0%        10.5%
  Total                                                      11.8%        10.7%
Leverage ratio                                                5.9%         5.5%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation of reserves (millions):

      Loans                                             $     103    $     142
      Other assets, primarily matured foreign
        exchange and other derivative contracts                 1            5
      Other credit-related commitments                          1            4
                                                        ----------   -----------
        Total reserve for credit losses                 $     105    $     151
                                                        ==========   ===========

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $4.8 billion at June 30, 2004).

(G)  Based on legal entity financial information.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                    Quarters Ended
                                                    -------------------------------------------------------------------------------
                                                      June 30,        March 31,      December 31,     September 30,      June 30,
                                                        2004            2004             2003             2003             2003
                                                    ------------    ------------     ------------     -------------    ------------
Net revenues:
  Interest income                                   $       131     $       134      $       139      $        139     $       148
  Interest expense                                           51              53               57                52              57
                                                    ------------    ------------     ------------     -------------    ------------
    Net interest income                                      80              81               82                87              91
  Commissions and fees                                       70              70               68                58              57
  Foreign exchange income and other revenues                 53              59               55                54              52
                                                    ------------    ------------     ------------     -------------    ------------
    Total net revenues                                      203             210              205               199             200
                                                    ------------    ------------     ------------     -------------    ------------

Expenses:
  Human resources                                            71              75               75                71              64
  Other operating expenses                                   78              81               67                69              70
  Provision for losses                                       12               6               21                20              27
  Restructuring charges                                       -               -                -                (2)              -
                                                    ------------    ------------     ------------     -------------    ------------
    Total expenses                                          161             162              163               158             161
                                                    ------------    ------------     ------------     -------------    ------------
Pretax income                                                42              48               42                41              39
Income tax provision                                         14              18               13                14              12
                                                    ------------    ------------     ------------     -------------    ------------
Net income                                          $        28     $        30      $        29      $         27     $        27
                                                    ============    ============     ============     =============    ============

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                                    Quarters Ended
                                                    -------------------------------------------------------------------------------
                                                      June 30,        March 31,      December 31,     September 30,      June 30,
                                                        2004            2004             2003             2003             2003
                                                    ------------    ------------     ------------     -------------    ------------
Total shareholder's equity (millions)               $       953     $       992      $       949      $        952     $       955
Return on average total shareholder's equity (A)           11.9%           11.9%            10.8%             10.4%           10.5%
Return on average total assets (B)                         0.81%           0.81%            0.74%             0.74%           0.75%
Total loans                                         $       6.5     $       6.4      $       6.5      $        6.2     $       5.8
Total non-performing loans (millions) (C)           $        50     $        69      $        78      $         84     $       102
Other non-performing assets (millions)              $         2     $        10      $        15      $         15     $        16
Reserve for credit losses (millions) (D)            $       105     $       113      $       121      $        125     $       151
Loan loss reserve as a % of total loans                     1.6%            1.7%             1.7%              1.9%            2.4%
Total Personal Financial Services (PFS) loans       $       1.3     $       1.3      $       1.4      $        1.4     $       1.5
30+ days past due PFS loans as a % of total
  PFS loans                                                 5.5%            5.5%             6.6%              5.3%            5.5%
Deposits                                            $      11.2     $      10.7      $      10.8      $       10.6     $      10.1
Assets managed (E) / administered                   $      16.9     $      16.8      $      16.2      $       15.0     $      14.1
Assets of non-consolidated joint ventures (F)       $       1.7     $       1.8      $       1.7      $        1.7     $       1.8
Risk-based capital ratios (G):
  Tier 1                                                   12.0%           11.7%            11.4%             10.5%           10.5%
  Total                                                    11.8%           11.5%            11.3%             10.8%           10.7%
Leverage ratio                                              5.9%            5.7%             5.5%              6.0%            5.5%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation of reserves (millions):

      Loans                                         $       103     $       106      $       113      $        117     $       142
      Other assets, primarily matured foreign
        exchange and other derivative contracts               1               6                6                 6               5
      Other credit-related commitments                        1               1                2                 2               4
                                                    ------------    ------------     ------------     -------------    ------------
        Total reserve for credit losses             $       105     $       113      $       121      $        125     $       151
                                                    ============    ============     ============     =============    ============

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA ) for each period presented (and which totaled $4.8 billion at June 30, 2004).

(G)  Based on legal entity financial information.